Exhibit (c)(20) DRAFT Fairness Opinion Presentation to the Special Committee of the Board of Directors of OSLO Project ATLAS Strictly Private & Confidential March [ ], 2019Exhibit (c)(20) DRAFT Fairness Opinion Presentation to the Special Committee of the Board of Directors of OSLO Project ATLAS Strictly Private & Confidential March [ ], 2019

DR DRAFT AFT GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. SandlerO’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.DR DRAFT AFT GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. SandlerO’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.

DR DRAFT AFT Table of Contents I. Transaction Overview II. OSLO Overview and Financial Analyses III. BERLIN Overview and Financial AnalysesDR DRAFT AFT Table of Contents I. Transaction Overview II. OSLO Overview and Financial Analyses III. BERLIN Overview and Financial Analyses

DRAFT I. Transaction OverviewDRAFT I. Transaction Overview

Transaction Overview

DRAFT

Section	Details
Transaction Structure	• BERLIN to acquire a 60.9% economic interest in the OSLO operating entities in a merger transaction whereby BERLIN will acquire units as follows: – All OSLO vested Class A (publicly-traded) units (44.4%, or 69.7 million Class A units[1]) – All OSLO Class A unit equivalents held by Existing Institutional Investors[2] through OSLO Holdings (7.2%, or 11.4 million Class A unit equivalents[1][3]) – A portion of vested OSLO Class A unit equivalents held by Founders / Management through OSLO Holdings (9.2%, or 14.5 million Class A unit equivalents[1][3]) • BERLIN will be entitled to a 13.5% voting interest in the OSLO operating entities
Merger Consideration	• Implied value of $49.00 per unit[4], payable in cash or BERLIN Class A shares at the unitholders' election (subject to proration to achieve aggregate cash / stock consideration mix of 50% / 50%)
Exchange Ratio	• [1.0788], based on BERLIN's 10-day VWAP
Transaction Value	• Approximately $4,681 million in aggregate transaction value – $3,413 million for OSLO vested Class A (publicly-traded) units – $557 million for Existing Institutional Investors[2]-held units in OSLO Holdings – $711 million for Founder / Management-held units in OSLO Holdings
Pro-Forma Economic Ownership	• OSLO Pro-Forma – BERLIN: 60.9% – OSLO Founders / Management: 39.1% • BERLIN Pro-Forma (assumes 50% stock for each group) – OSLO vested Class A unitholders: 3.6% – Existing Institutional Investors[2]: 0.6% – OSLO Founders / Management: 0.7% – Existing BERLIN Shareholders: 95.1%
Restricted Units	• Immediately prior to Closing, all outstanding and unvested OSLO Class A units (the "Restricted Units") will be exchanged for limited partnership interests in OSLO Holdings having the same terms and conditions (including vesting) that applied to the Restricted Units. Holders of vested Restricted Units will be eligible to obtain liquidity from BERLIN following 2021 based on the valuation specified in the Liquidity Mechanism

(1) Based on units outstanding as of 3/6/19, as provided by OSLO management
(2) As defined in the OSLO Limited Partnership Agreement; includes Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight
(3) Contemporaneously with the merger, Existing Institutional Investors and Founders / Management will receive interests in a newly formed company ("Newco") in exchange for the interests being acquired by BERLIN in this transaction and, as a result of a merger of Newco, the Existing Institutional Investors and Founders / Management will be entitled to receive for the Oslo Class A Unit equivalents represented by their Newco interests the same merger consideration as the holders of publicly traded units
(4) Based on the exchange ratio of [1.0788] and the 3/11/19 closing NYSE BERLIN share price of $45.84 and 50% / 50% aggregate cash / stock consideration mix, implies $49.23 total consideration per unit

SANDLER O'NEILL + PARTNERS 4

Transaction Overview (cont'd)

DRAFT

Lock-Up Period	• No lock-up on BERLIN Class A shares received by current OSLO vested Class A unitholders • 50% of BERLIN Class A shares received by the Founders / Management in the transaction will be subject to a 90-day lock-up post-closing
Dividends	• OSLO will be permitted to declare and pay a dividend of up to $1.05 per OSLO Class A unit in respect of Q1 2019 (payable in Q2 2019) • No dividend will be paid in respect of Q2 2019 • If Closing has not occurred on or before 9/30/19, OSLO will be entitled to resume quarterly dividends including a quarterly dividend in respect of Q3 2019 (payable in Q4 2019) in an amount not to exceed $0.67 per OSLO Class A unit, provided that dividends will be capped if the aggregate amount distributed exceeds 85% of all distributable earnings
Liquidity Mechanism	• Each year starting January 2022, the Senior Service Partners Group(1) and Non-Senior Service Partners Group(2) may put up to 20% and 12.5%, respectively, of their OSLO Holdings units retained at Closing (the "Exchangeable Units") – The maximum percentage of Exchangeable Units that BERLIN can be required to purchase is as follows: ▪ 20% at the first Open Period (January 2022) ▪ 25% at the second Open Period (January 2023) ▪ 30% at the third Open Period (January 2024) ▪ 35% at the fourth Open Period (January 2025) and thereafter – Consideration for such unit sales will be payable at the Current Equity Value in a combination of cash, BERLIN Class A shares (subject to an effective registration statement), and three-year notes bearing an interest rate equal to the yield of the U.S. 5-Year Treasury Note plus 300 bps ▪ No more than 50% of such payments may be satisfied with notes in respect of the first $500M of liquidity per year, and all payments thereafter may be satisfied in notes at BERLIN's sole discretion

(1) Comprised of seven individuals: HM, BK, JW, JF, SS, RM, and LK
(2) Comprised of OSLO Holdings limited partners other than the Senior Service Partners

SANDLER O'NEILL + PARTNERS 5

Transaction Overview (cont'd)

DRAFT

Current Equity Value	• The Current Equity Value per Exchangeable Unit will be calculated as (A*D + B*E + C)/F, where: – "A" is the average of Base Fee Earnings over the three fiscal years immediately preceding the applicable Open Period[1]; Base Fee Earnings will equal management fees, less compensation and benefits, equity based compensation[2], and general and administrative expenses (excluding depreciation and amortization and other income) – "B" is the average of incentives created, net over the three fiscal years immediately preceding the applicable Open Period – "C" is equal to (a) the sum of i) net asset value of OSLO's investments, ii) cash and cash equivalents, iii) U.S. Treasury and other securities, and iv) 75% of accrued net carry, less (b) debt obligations and preferred equity – "D" is 13.5x – "E" is 6.75x – "F" is the total number of units outstanding as of 12/31 of the immediately preceding calendar year • The Current Equity Value will be reduced by quarterly distributions already paid in respect of such units and increased by a ticking fee based on the yield of the U.S. 5-year Treasury note plus 300 bps • After the 8th anniversary of Closing, BERLIN has the right to terminate this liquidity mechanism upon 36 months' notice
Tax Receivable Agreement	• The existing TRA will remain in place and be paid out pursuant to the TRA Agreement in accordance with the existing amortization schedule and with reference to the taxable income of OSLO Holdings • $66 million per year will be paid by BERLIN on the 1st, 2nd, and 3rd anniversary of Closing to TRA beneficiaries in satisfaction of TRA amounts created from future sales / exchanges of OSLO Holdings units (including TRA created from the transaction)
BERLIN Bonus Fund	• Following Closing, BERLIN will establish and fund a bonus pool (the "BERLIN Bonus Fund") in a cumulative aggregate amount equal to $150 million. The bonuses will be funded by BERLIN in equal annual installments over a period of no less than three years following Closing, and will be allocated to current employees in OSLO's sole discretion. Payments from the bonus pool will not impact the Liquidity Mechanism valuation

(1) Except for the first Open Period starting on January 1, 2022, when "A" shall be calculated as the average of Base Fee Earnings over the last two fiscal years
(2) Equals the number of units issued to compensate employees in the year they are issued multiplied by the value of those units; the value of such units will (i) in respect of issuances during 2020 and 2021, be $49.00 minus the value of the capital distributions received from OSLO Holdings upon the vesting of such units (ii) in all subsequent periods, be determined with reference to the Current Equity Value as determined under the Liquidity Mechanism

SANDLER O'NEILL + PARTNERS 6

DRAFT Transaction Overview (cont'd) • TBD Termination Date • TBD Closing Conditions • TBD Termination Fee • TBD Anticipated Closing 7DRAFT Transaction Overview (cont'd) • TBD Termination Date • TBD Closing Conditions • TBD Termination Fee • TBD Anticipated Closing 7

Transaction Multiples

DRAFT

($Millions, except per unit data)		
Transaction Price Per Class A Unit[(1)]	$	49.00
Transaction Value (100% Basis)[(2)]	$	7,687
Total Enterprise Value[(3)]	$	7,845

Transaction Pricing Multiples	OSLO Data		
Price / 2018 Distributable Earnings per Class A Unit	$	3.61	13.6x
Price / 2019 Consensus Distributable Earnings per Class A Unit[(4)]	$	3.40	14.4x
Price / 2019 Projected Distributable Earnings per Class A Unit[(5)]	$	4.06	12.1x
Price / 2020 Consensus Distributable Earnings per Class A Unit[(4)]	$	3.82	12.8x
Price / 2020 Projected Distributable Earnings per Class A Unit[(5)]	$	3.20	15.3x
Total Enterprise Value / 2018 EBITDA[(6)]	$	608	12.9x
Total Enterprise Value / 2018 Revenues[(7)]	$	1,436	5.5x
Total Enterprise Value / AUM (as of 12/31/18)	$	119,560	6.6%
Implied Premium to OSLO Unit Price (as of 3/11/19)	$	44.07	11.2%

Source: FactSet, public filings, OSLO analyst research reports, OSLO March 2019 5-Year Plan, as provided by OSLO management

(1) Based on the exchange ratio of [1.0788] and the 3/11/19 closing NYSE BERLIN share price of $45.84 and 50% / 50% aggregate cash / stock consideration mix, implies $49.23 total consideration per unit
(2) Assumes 156.9M total units outstanding as of 3/6/19, as provided by OSLO management
(3) Assumes debt obligations of $750M (principal amount), preferred equity of $415M (par amount), cash & cash equivalents of $461M, and U.S. Treasury and other securities of $547M (as of 12/31/18)
(4) Wall Street median consensus analyst estimates
(5) Reflects OSLO's March 2019 5-Year Plan, as provided by OSLO management
(6) 2018 EBITDA of $608M is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M
(7) 2018 revenues reflect distributable earnings revenues of $1,436M, as reported by OSLO

SANDLER O'NEILL + PARTNERS 8

DRAFT II. OSLO Overview and Financial AnalysesDRAFT II. OSLO Overview and Financial Analyses

OSLO Historical Financial Profile

DRAFT

($Millions, except per unit data)

	Fiscal Year Ended December 31,				
	2014	2015	2016	2017	2018
End of Period Assets Under Management	$ 103,565	$ 114,332	$ 120,801	$ 123,930	$ 119,560
Income Statement (GAAP)					
Total revenues	$ 194	$ 202	$ 1,126	$ 1,470	$ 1,386
Total expenses	(947)	(941)	(789)	(1,025)	(1,001)
Total other income (loss)	2,948	(776)	272	461	104
Income (loss) before income taxes	$ 2,194	$ (1,515)	$ 609	$ 905	$ 489
Income taxes	(19)	(18)	(43)	(215)	(25)
Net income (loss)	$ 2,176	$ (1,533)	$ 566	$ 689	$ 465
Net income (loss) attributable to non-controlling interests in consolidated funds	(1,650)	1,810	(23)	(33)	42
Net income attributable to non-controlling interests in consolidated subsidiaries	(399)	(205)	(348)	(425)	(283)
Net income attributable to OSLO	$ 126	$ 71	$ 195	$ 231	$ 223
Net income attributable to preferred unitholders	-	-	-	-	(12)
Net income attributable to OSLO Class A unitholders	$ 126	$ 71	$ 195	$ 231	$ 211
Summary Non-GAAP Metrics					
Distributable earnings revenues	$ 1,385	$ 1,170	$ 1,273	$ 1,678	$ 1,436
Distributable earnings	606	447	529	720	613
Distributable earnings per Class A unit	$ 3.42	$ 2.41	$ 2.88	$ 4.18	$ 3.61
Fee related earnings[1]	$ 286	$ 266	$ 317	$ 291	$ 228
Summary Balance Sheet Metrics (OSLO & Operating Subsidiaries)					
Cash and cash equivalents	$ 405	$ 476	$ 291	$ 482	$ 461
U.S. Treasury and other securities	656	661	758	177	547
Corporate investments	1,515	1,434	1,481	1,692	1,771
Debt obligations	846	846	746	746	746
Preferred units	-	-	-	-	401
Accrued incentives, net	1,000	812	947	921	812

Source: OSLO filings

(1) Fee related earnings (FRE), as reported by OSLO, is comprised of management fees less operating expenses other than incentive income compensation expense and equity based compensation expense; FRE is presented before income taxes

SANDLER O'NEILL + PARTNERS 10

OSLO Unit Price Performance

DRAFT

Three-Year Adjusted Unit Price


Statistics
Average Price: $ 38.97
Volume Weighted Average Price: $ 38.57
Avg. Daily Trading Volume ($): $ 10,060,822
Avg. Daily Trading Volume (Units): 260,874
OSLO Volume
OSLO Price
$43.65
8.9%
Adjusted Unit Price
Volume (Thousands)
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19

Three-Year Adjusted Unit Price Performance


OSLO
U.S. Alternative Asset Managers
Dow Jones U.S. Financial Services Index
S&P 500
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
65.9%
60.1%
46.5%
8.9%
Mar-16
Apr-16
Jun-16
Aug-16
Oct-16
Nov-16
Jan-17
Mar-17
Apr-17
Jun-17
Aug-17
Oct-17
Nov-17
Jan-18
Mar-18
Apr-18
Jun-18
Aug-18
Oct-18
Nov-18
Jan-19
Mar-19

Note: Market data as of 3/8/19; U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff; unit prices are presented on a dividend-adjusted basis
Source: FactSet

SANDLER O'NEILL + PARTNERS 11

Summary of Financial Analyses

DRAFT

Financial Analyses Summary – Implied Equity Value Per Unit



Implied Median
Implied Mean
Implied Equity Value Per Unit
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$51.00
$43.00
$42.59
$29.85
$44.18
$25.53
$48.15
$40.17
$56.73
$37.58
$60.74
$34.06
$63.92
$32.84
$48.18
$21.10
$52.16
$19.11
$56.97
$47.66
$57.97
$47.43
$54.57
$44.48
$51.57
$43.19
$49.00 Merger Consideration[4]
$44.07 (3/11/19 closing price)

Public Research	Comparable Companies Analysis[1]		Sum of the Parts Analysis	DCF Analysis			Precedent Transactions Analysis[1]		Premiums Paid Analysis (Transaction Values of $2B - $5B)		Premiums Paid Analysis (Acquisition of Minority Stakes)	
Analyst Price Targets	P / 2019E DE Per Share	P / 2020E DE Per Share	'19 FRE Multiple: 14x-18x	Exit Multiple: 10x-14x	% Achievement of PF DE Class A Forecast: 80%-120%		TEV / LTM EBITDA	TEV / LTM Revenue	1 Day Prior	1 Month Prior	1 Day Prior	1 Month Prior
			'19 Incentive Multiple: 6x-8x	Discount Rate: 10%-14%	Discount Rate: 10%-14%[2]	Exit Multiple: 10x-14x[3]			25th to 75th Percentile			

Note: For Public Research, refer to page 13 for details; for Comparable Companies Analysis, refer to page 14 for companies included; for Sum of the Parts Analysis, refer to page 15 for details; for DCF Analysis, refer to pages 16 and 17 for details; for Precedent Transactions Analysis, refer to page 18 for transactions included; for Premiums Paid Analyses, refer to pages 19 and 20 for details

(1) Reflects high to low ranges of comparable companies and precedent transactions
(2) Reflects terminal multiple of 12.0x
(3) Reflects discount rate of 11.6%
(4) Based on the exchange ratio of [1.0788] and the 3/11/19 closing NYSE BERLIN share price of $45.84 and 50% / 50% aggregate cash / stock consideration mix, implies $49.23 total consideration per unit

SANDLER O'NEILL + PARTNERS 12

DRAFT OSLO Analyst Estimates Summary of Price Targets, Ratings, and Estimates ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1,405 1,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3 .81 4.07 3.73 4.01 Jefferies 2/8/19 Hold 43.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1,618 1,685 3.31 3.56 3.26 3 .43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1 ,557 1,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3 .47 3.66 3.89 Wells Fargo 2/5/19 Hold 44.00 1 ,512 1 ,672 2.95 3.65 3.27 4 .06 High $ 5 1.00 $ 1 ,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1 ,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.90 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1,557 $ 1,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 100% $50.00 80% $48.00 60% $46.00 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 40% $44.00 20% $42.00 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 0% $40.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 13DRAFT OSLO Analyst Estimates Summary of Price Targets, Ratings, and Estimates ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1,405 1,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3 .81 4.07 3.73 4.01 Jefferies 2/8/19 Hold 43.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1,618 1,685 3.31 3.56 3.26 3 .43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1 ,557 1,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3 .47 3.66 3.89 Wells Fargo 2/5/19 Hold 44.00 1 ,512 1 ,672 2.95 3.65 3.27 4 .06 High $ 5 1.00 $ 1 ,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1 ,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.90 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1,557 $ 1,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 100% $50.00 80% $48.00 60% $46.00 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 40% $44.00 20% $42.00 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 0% $40.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 13

(1) DRAFT OSLO Comparable Companies Analysis ($Millions, except per unit/share data) Fully Total Enterprise Value / Price / Enterprise Diluted Enterprise Revenue DE Per Share Value / Company Name Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. $ 39,591 $ 41,135 $ 472,242 5.9x 5.3x 12.3x 10.0x 8.7% Carlyle Group L.P. 5 ,962 6 ,883 2 16,470 2.9x 2.4x 8.8x 6.7x 3.2% KKR & Co. Inc. 18,624 1 9,015 194,720 5.3x 4.7x 12.5x 11.6x 9.8% High $ 39,591 $ 41,135 $ 472,242 5.9x 5.3x 12.5x 11.6x 9.8% Low $ 5,962 $ 6,883 $ 1 94,720 2.9x 2.4x 8.8x 6.7x 3.2% Mean $ 21,393 $ 22,345 $ 2 94,477 4.7x 4.1x 11.2x 9.4x 7.2% OSLO $ 6,848 $ 7 ,005 $ 1 19,560 4.5x 4.2x 12.8x 11.4x 5.9% Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/8/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates (1) Comparable companies universe includes publicly-traded U.S. alternative asset managers that use Distributable Earnings as a primary reporting basis 14(1) DRAFT OSLO Comparable Companies Analysis ($Millions, except per unit/share data) Fully Total Enterprise Value / Price / Enterprise Diluted Enterprise Revenue DE Per Share Value / Company Name Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. $ 39,591 $ 41,135 $ 472,242 5.9x 5.3x 12.3x 10.0x 8.7% Carlyle Group L.P. 5 ,962 6 ,883 2 16,470 2.9x 2.4x 8.8x 6.7x 3.2% KKR & Co. Inc. 18,624 1 9,015 194,720 5.3x 4.7x 12.5x 11.6x 9.8% High $ 39,591 $ 41,135 $ 472,242 5.9x 5.3x 12.5x 11.6x 9.8% Low $ 5,962 $ 6,883 $ 1 94,720 2.9x 2.4x 8.8x 6.7x 3.2% Mean $ 21,393 $ 22,345 $ 2 94,477 4.7x 4.1x 11.2x 9.4x 7.2% OSLO $ 6,848 $ 7 ,005 $ 1 19,560 4.5x 4.2x 12.8x 11.4x 5.9% Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/8/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates (1) Comparable companies universe includes publicly-traded U.S. alternative asset managers that use Distributable Earnings as a primary reporting basis 14

OSLO Sum of the Parts Analysis DRAFT Economic Net Income Basis ($Millions, except per unit data) 2019P Multiple Value Fee Related Earnings Fee related earnings, less equity based compensation $ 189.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.4 16.0x $ 1,174.9 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.4) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 1 38.1 7.0x $ 9 66.8 Sub-Total $ 2 11.5 $ 2,141.7 (1) Add: NAV of Balance Sheet (as of 12/31/18) 974.1 Add: Deferred Tax Assets (as of 12/31/18) 229.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,156.6 Class A Units (mm) 71.5 Value Per Class A Unit $ 4 4.16 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.17 $ 41.20 $ 42.23 $ 43.25 $ 44.28 6.5x $ 41.14 $ 42.17 $ 43.19 $ 44.22 $ 45.25 7.0x $ 42.10 $ 43.13 $ 44.16 $ 45.19 $ 46.21 7.5x $ 43.07 $ 44.10 $ 45.12 $ 46.15 $ 47.18 8.0x $ 44.04 $ 45.06 $ 46.09 $ 47.12 $ 48.15 Source: OSLO management, OSLO March 2019 5-Year Plan Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments of $1,771M (less $43M DoubleLine carrying value per OSLO management guidance), plus tax-affected accrued net carry of $812M (less taxes of 7% per OSLO management, less 25% risk discount), less debt obligations of $750M, less preferred of $415M, plus cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 15 Incentive Income MultipleOSLO Sum of the Parts Analysis DRAFT Economic Net Income Basis ($Millions, except per unit data) 2019P Multiple Value Fee Related Earnings Fee related earnings, less equity based compensation $ 189.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.4 16.0x $ 1,174.9 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.4) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 1 38.1 7.0x $ 9 66.8 Sub-Total $ 2 11.5 $ 2,141.7 (1) Add: NAV of Balance Sheet (as of 12/31/18) 974.1 Add: Deferred Tax Assets (as of 12/31/18) 229.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,156.6 Class A Units (mm) 71.5 Value Per Class A Unit $ 4 4.16 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.17 $ 41.20 $ 42.23 $ 43.25 $ 44.28 6.5x $ 41.14 $ 42.17 $ 43.19 $ 44.22 $ 45.25 7.0x $ 42.10 $ 43.13 $ 44.16 $ 45.19 $ 46.21 7.5x $ 43.07 $ 44.10 $ 45.12 $ 46.15 $ 47.18 8.0x $ 44.04 $ 45.06 $ 46.09 $ 47.12 $ 48.15 Source: OSLO management, OSLO March 2019 5-Year Plan Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments of $1,771M (less $43M DoubleLine carrying value per OSLO management guidance), plus tax-affected accrued net carry of $812M (less taxes of 7% per OSLO management, less 25% risk discount), less debt obligations of $750M, less preferred of $415M, plus cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 15 Incentive Income Multiple

OSLO Discounted Cash Flow Analysis DRAFT Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions, except per unit data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 114.7 1 98.9 215.3 3 17.9 G.P. income distributions 98.6 106.9 112.8 149.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.3) (299.7) (349.9) (428.0) (541.1) Cash replacement for equity based compensation (50.6) (40.1) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.6 $ 192.6 $ 232.4 $ 285.4 $ 363.0 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.4 $ 188.7 $ 227.7 $ 284.1 $ 361.4 Terminal Value $ - $ - $ - $ - $ - $ 4,356.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2 ,516 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,446 10.0% $ 44.12 $ 47.27 $ 50.43 $ 53.58 $ 56.73 Class A Units (mm) 71.5 11.0% $ 42.36 $ 45.37 $ 48.38 $ 51.40 $ 54.41 Enterprise Value Per Unit $ 48.21 12.0% $ 40.68 $ 43.56 $ 46.44 $ 49.33 $ 52.21 (3) Net Debt (as of 12/31/18) (1.00) 13.0% $ 39.09 $ 41.85 $ 44.60 $ 47.36 $ 50.12 Value per Class A Unit $ 47.21 14.0% $ 37.58 $ 40.22 $ 42.85 $ 45.49 $ 48.13 Source: OSLO management, OSLO March 2019 5-Year Plan (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations of $750M, plus preferred of $415M, less cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 16 Discount RateOSLO Discounted Cash Flow Analysis DRAFT Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions, except per unit data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 114.7 1 98.9 215.3 3 17.9 G.P. income distributions 98.6 106.9 112.8 149.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.3) (299.7) (349.9) (428.0) (541.1) Cash replacement for equity based compensation (50.6) (40.1) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.6 $ 192.6 $ 232.4 $ 285.4 $ 363.0 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.4 $ 188.7 $ 227.7 $ 284.1 $ 361.4 Terminal Value $ - $ - $ - $ - $ - $ 4,356.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2 ,516 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,446 10.0% $ 44.12 $ 47.27 $ 50.43 $ 53.58 $ 56.73 Class A Units (mm) 71.5 11.0% $ 42.36 $ 45.37 $ 48.38 $ 51.40 $ 54.41 Enterprise Value Per Unit $ 48.21 12.0% $ 40.68 $ 43.56 $ 46.44 $ 49.33 $ 52.21 (3) Net Debt (as of 12/31/18) (1.00) 13.0% $ 39.09 $ 41.85 $ 44.60 $ 47.36 $ 50.12 Value per Class A Unit $ 47.21 14.0% $ 37.58 $ 40.22 $ 42.85 $ 45.49 $ 48.13 Source: OSLO management, OSLO March 2019 5-Year Plan (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations of $750M, plus preferred of $415M, less cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 16 Discount Rate

OSLO Discounted Cash Flow Analysis DRAFT Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value price per Class A unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates (1) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.11 $ 45.27 $ 50.43 $ 55.58 $ 60.74 11.0% $ 38.48 $ 43.43 $ 48.38 $ 53.34 $ 58.29 12.0% $ 36.93 $ 41.69 $ 46.44 $ 51.20 $ 55.96 13.0% $ 35.45 $ 40.03 $ 44.60 $ 49.18 $ 53.75 14.0% $ 34.06 $ 38.46 $ 42.85 $ 47.25 $ 51.65 (2) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 32.84 $ 37.09 $ 41.34 $ 45.59 $ 49.84 11.0x $ 35.19 $ 39.73 $ 44.28 $ 48.82 $ 53.36 12.0x $ 37.54 $ 42.37 $ 47.21 $ 52.04 $ 56.88 13.0x $ 39.88 $ 45.01 $ 50.14 $ 55.27 $ 60.40 14.0x $ 42.23 $ 47.65 $ 53.07 $ 58.50 $ 63.92 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 17 Terminal Discount Multiple RateOSLO Discounted Cash Flow Analysis DRAFT Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value price per Class A unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates (1) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.11 $ 45.27 $ 50.43 $ 55.58 $ 60.74 11.0% $ 38.48 $ 43.43 $ 48.38 $ 53.34 $ 58.29 12.0% $ 36.93 $ 41.69 $ 46.44 $ 51.20 $ 55.96 13.0% $ 35.45 $ 40.03 $ 44.60 $ 49.18 $ 53.75 14.0% $ 34.06 $ 38.46 $ 42.85 $ 47.25 $ 51.65 (2) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 32.84 $ 37.09 $ 41.34 $ 45.59 $ 49.84 11.0x $ 35.19 $ 39.73 $ 44.28 $ 48.82 $ 53.36 12.0x $ 37.54 $ 42.37 $ 47.21 $ 52.04 $ 56.88 13.0x $ 39.88 $ 45.01 $ 50.14 $ 55.27 $ 60.40 14.0x $ 42.23 $ 47.65 $ 53.07 $ 58.50 $ 63.92 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 17 Terminal Discount Multiple Rate

DRAFT Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% (1) 12.9x 5.5x 6.6% Implied Multiples of OSLO Source: Public filings, company materials, company press releases Note: Includes transactions announced since 1/1/13 involving asset managers with greater than $10B in AUM, material U.S. operations, and publicly disclosed deal values and financial information which Sandler O’Neill considered, in its professional judgment and experience, relevant to the merger (1) Reflects implied transaction price of $49.00 per unit; reflects LTM (2018 fiscal year) EBITDA of $608M which is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M; LTM (2018 fiscal year) revenues reflect distributable earnings revenues of $1,436M 18DRAFT Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% (1) 12.9x 5.5x 6.6% Implied Multiples of OSLO Source: Public filings, company materials, company press releases Note: Includes transactions announced since 1/1/13 involving asset managers with greater than $10B in AUM, material U.S. operations, and publicly disclosed deal values and financial information which Sandler O’Neill considered, in its professional judgment and experience, relevant to the merger (1) Reflects implied transaction price of $49.00 per unit; reflects LTM (2018 fiscal year) EBITDA of $608M which is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M; LTM (2018 fiscal year) revenues reflect distributable earnings revenues of $1,436M 18

Premiums Paid Analysis

DRAFT

- 190 transactions involving public targets on a global basis
- Transaction equity values between $2.0 billion and $5.0 billion
- Transactions closed since January 1, 2016
- All industries

Premium to Target Spot Price



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
9.2%
18.3%
12.3%
30.5%
11.2%
19.8%
14.0%
30.7%
13.5%
24.6%
17.2%
38.7%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile
OSLO Premium (1)

Source: S&P Global Market Intelligence
Note: Market data as of 3/8/19; excludes transactions with 1 Day Prior premiums less than 0.0%
(1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO's dividend-adjusted closing prices on 3/8/19, 3/1/19, and 2/8/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.65, $42.97, and $41.80, respectively

SANDLER O'NEILL + PARTNERS 19

Premiums Paid Analysis (cont'd)

Acquisitions of Minority Stakes

DRAFT

- 31 transactions involving public targets based in the United States and Canada
- Transactions involving the sale of less than 50% the target's equity
- Transaction equity values greater than $100 million
- Transactions closed since January 1, 2016
- All industries

Premium to Target Spot Price



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.9%
5.8%
25.0%
12.3%
3.6%
9.5%
31.5%
14.0%
3.3%
13.8%
23.4%
17.2%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile
OSLO Premium (1)

Source: S&P Global Market Intelligence

Note: Market data as of 3/8/19; excludes transactions with 1 Day Prior premiums less than 0.0%

(1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO's dividend-adjusted closing prices on 3/8/19, 3/1/19, and 2/8/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.65, $42.97, and $41.80, respectively

SANDLER O'NEILL + PARTNERS 20

DRAFT III. BERLIN Overview and Financial AnalysesDRAFT III. BERLIN Overview and Financial Analyses

DRAFT BERLIN Summary Historical Financial Profile (US $Millions, except per share data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 203,840 $ 227,803 $ 239,825 $ 283,141 $ 350,000 Income Statement (IFRS) Revenues $ 18,364 $ 19,913 $ 24,411 $ 40,786 $ 56,771 Direct costs (13,118) (14,433) (17,718) (32,388) (45,519) Other income and gains 190 145 482 1,180 1,166 Equity accounted income 1,594 1,695 1,293 1,213 1,088 Expenses: Interest (2,579) (2,820) (3,233) (3,608) (4,854) Corporate costs (123) (106) (92) (95) (104) Fair value changes 3,674 2,166 (130) 421 1,794 Depreciation and amortization (1,470) (1,695) (2,020) (2,345) (3,102) Income taxes (1,323) (196) 345 (613) 248 Net income $ 5,209 $ 4,669 $ 3 ,338 $ 4 ,551 $ 7 ,488 Non-controlling interests (2,099) (2,328) (1,687) (3,089) (3,904) Net income attributable to BERLIN shareholders $ 3,110 $ 2,341 $ 1,651 $ 1,462 $ 3 ,584 Summary Funds from Operations Metrics (Non-IFRS) Asset Management $ 387 $ 528 $ 866 $ 970 $ 1,317 Invested Capital 1,773 2,031 2,371 2,840 3,084 Total Funds from Operations (FFO) $ 2,160 $ 2,559 $ 3,237 $ 3 ,810 $ 4 ,401 FFO Per Share $ 2.11 $ 2.49 $ 3.18 $ 3.74 $ 4.35 (1) Core FFO Per Share $ 1.55 $ 1.67 $ 2.27 $ 2.45 $ 2.85 Source: BERLIN filings, BERLIN company materials (1) Core FFO excludes realized disposition gains 22DRAFT BERLIN Summary Historical Financial Profile (US $Millions, except per share data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 203,840 $ 227,803 $ 239,825 $ 283,141 $ 350,000 Income Statement (IFRS) Revenues $ 18,364 $ 19,913 $ 24,411 $ 40,786 $ 56,771 Direct costs (13,118) (14,433) (17,718) (32,388) (45,519) Other income and gains 190 145 482 1,180 1,166 Equity accounted income 1,594 1,695 1,293 1,213 1,088 Expenses: Interest (2,579) (2,820) (3,233) (3,608) (4,854) Corporate costs (123) (106) (92) (95) (104) Fair value changes 3,674 2,166 (130) 421 1,794 Depreciation and amortization (1,470) (1,695) (2,020) (2,345) (3,102) Income taxes (1,323) (196) 345 (613) 248 Net income $ 5,209 $ 4,669 $ 3 ,338 $ 4 ,551 $ 7 ,488 Non-controlling interests (2,099) (2,328) (1,687) (3,089) (3,904) Net income attributable to BERLIN shareholders $ 3,110 $ 2,341 $ 1,651 $ 1,462 $ 3 ,584 Summary Funds from Operations Metrics (Non-IFRS) Asset Management $ 387 $ 528 $ 866 $ 970 $ 1,317 Invested Capital 1,773 2,031 2,371 2,840 3,084 Total Funds from Operations (FFO) $ 2,160 $ 2,559 $ 3,237 $ 3 ,810 $ 4 ,401 FFO Per Share $ 2.11 $ 2.49 $ 3.18 $ 3.74 $ 4.35 (1) Core FFO Per Share $ 1.55 $ 1.67 $ 2.27 $ 2.45 $ 2.85 Source: BERLIN filings, BERLIN company materials (1) Core FFO excludes realized disposition gains 22

DRAFT BERLIN Summary Balance Sheet (US $Millions) (1) (2) Consolidated Proportionate Basis 12/31/2017 12/31/2018 12/31/2017 12/31/2018 Assets Investment properties $ 56,870 $ 84,309 n/a n/a Property, plant and equipment 5 3,005 6 7,294 n/a n/a Equity accounted investments 31,994 3 3,647 n/a n/a Cash and cash equivalents 5,139 8,390 n/a n/a Accounts receivable and other 11,973 1 6,931 n/a n/a Intangible assets 14,242 1 8,762 n/a n/a Other assets 19,497 26,948 n/a n/a Total assets $ 192,720 $ 256,281 $ 88,259 $ 94,029 Liabilities Corporate borrowings $ 5 ,659 $ 6,409 $ 5 ,659 $ 6,409 Non-recourse borrowings: Property-specific borrowings $ 63,721 $ 103,290 $ 30,210 $ 36,010 Subsidiary borrowings 9,009 8,519 5,711 5,153 Borrowings $ 78,389 $ 118,218 $ 41,580 $ 47,572 Accounts payable and other 1 7,965 2 3,989 1 0,880 10,297 Deferred income tax liabilities 11,409 12,236 5,204 4,425 Subsidiary equity obligations 3,661 3,876 1,648 1,658 Liabilities associated with assets classified as held for sale 1,424 812 703 262 Equity Non-controlling interests 51,628 67,335 - - Preferred equity 4,192 4,168 4,192 4,168 Common equity 24,052 25,647 24,052 2 5,647 Total capitalization $ 192,720 $ 256,281 $ 88,259 $ 94,029 Source: BERLIN filings, BERLIN company materials (1) “Consolidated” reflects the full consolidation of BERLIN’s wholly owned and partially owned entities in accordance with IFRS; however, it excludes amounts within equity accounted investments (2) “Proportionate Basis” reflects BERLIN’s proportionate interest in the underlying entities and depicts the extent to which underlying assets are leveraged 23DRAFT BERLIN Summary Balance Sheet (US $Millions) (1) (2) Consolidated Proportionate Basis 12/31/2017 12/31/2018 12/31/2017 12/31/2018 Assets Investment properties $ 56,870 $ 84,309 n/a n/a Property, plant and equipment 5 3,005 6 7,294 n/a n/a Equity accounted investments 31,994 3 3,647 n/a n/a Cash and cash equivalents 5,139 8,390 n/a n/a Accounts receivable and other 11,973 1 6,931 n/a n/a Intangible assets 14,242 1 8,762 n/a n/a Other assets 19,497 26,948 n/a n/a Total assets $ 192,720 $ 256,281 $ 88,259 $ 94,029 Liabilities Corporate borrowings $ 5 ,659 $ 6,409 $ 5 ,659 $ 6,409 Non-recourse borrowings: Property-specific borrowings $ 63,721 $ 103,290 $ 30,210 $ 36,010 Subsidiary borrowings 9,009 8,519 5,711 5,153 Borrowings $ 78,389 $ 118,218 $ 41,580 $ 47,572 Accounts payable and other 1 7,965 2 3,989 1 0,880 10,297 Deferred income tax liabilities 11,409 12,236 5,204 4,425 Subsidiary equity obligations 3,661 3,876 1,648 1,658 Liabilities associated with assets classified as held for sale 1,424 812 703 262 Equity Non-controlling interests 51,628 67,335 - - Preferred equity 4,192 4,168 4,192 4,168 Common equity 24,052 25,647 24,052 2 5,647 Total capitalization $ 192,720 $ 256,281 $ 88,259 $ 94,029 Source: BERLIN filings, BERLIN company materials (1) “Consolidated” reflects the full consolidation of BERLIN’s wholly owned and partially owned entities in accordance with IFRS; however, it excludes amounts within equity accounted investments (2) “Proportionate Basis” reflects BERLIN’s proportionate interest in the underlying entities and depicts the extent to which underlying assets are leveraged 23

BERLIN Stock Price Performance

DRAFT

Three-Year Adjusted Stock Price



$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
Adjusted Unit Price
Statistics(1)
Average Price: $ 37.64
Volume Weighted Average Price: $ 37.61
Avg. Daily Trading Volume ($): $ 72,884,280
Avg. Daily Trading Volume (Shares): 1,938,692
BERLIN Volume
BERLIN Price
$45.47
50.2%
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
Volume (Thousands)
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18

Three-Year Adjusted Stock Price Performance



140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
BERLIN
Dow Jones U.S. Financial Services Index
Canadian Asset Managers
S&P 500
European Alternative Asset Managers
U.S. Alternative Asset Managers
86.0%
65.9%
60.1%
50.2%
46.5%
14.6%
Mar-16
Apr-16
Jun-16
Aug-16
Oct-16
Nov-16
Jan-17
Mar-17
Apr-17
Jun-17
Aug-17
Oct-17
Nov-17
Jan-18
Mar-18
Apr-18
Jun-18
Aug-18
Oct-18
Nov-18
Jan-19
Mar-19

Note: Market data as of 3/8/19; Canadian Asset Managers includes AGF, CI Financial, Fiera, Gluskin Sheff, Guardian Capital, IGM Financial, and Sprott. U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff. European Alternative Asset Managers includes 3i, Ashmore, Intermediate Capital, Man Group, and Partners Group; stock price returns are dividend-adjusted

Source: FactSet

(1) Reflects BERLIN closing prices on the NYSE and volume on NYSE and the TSX

SANDLER O'NEILL + PARTNERS 24

DRAFT BERLIN Research Analyst Summary Summary of Price Targets and Ratings ($Millions, except per share data) As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 5 0.50 Credit Suisse 2/14/19 Buy 5 0.00 Keefe, Bruyette & Woods 2/15/19 Buy 5 2.00 RBC Capital Markets 2/14/19 Buy 4 8.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 62.00 High $ 6 2.00 Low $ 4 8.00 Mean $ 52.94 Median $ 5 3.00 100% $56.00 13% 13% 14% 14% 14% 14% 14% $54.00 80% $52.00 60% $50.00 100% 100% 100% 100% 100% 88% 88% 86% 86% 86% 86% 86% 40% $48.00 20% $46.00 0% $44.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 25DRAFT BERLIN Research Analyst Summary Summary of Price Targets and Ratings ($Millions, except per share data) As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 5 0.50 Credit Suisse 2/14/19 Buy 5 0.00 Keefe, Bruyette & Woods 2/15/19 Buy 5 2.00 RBC Capital Markets 2/14/19 Buy 4 8.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 62.00 High $ 6 2.00 Low $ 4 8.00 Mean $ 52.94 Median $ 5 3.00 100% $56.00 13% 13% 14% 14% 14% 14% 14% $54.00 80% $52.00 60% $50.00 100% 100% 100% 100% 100% 88% 88% 86% 86% 86% 86% 86% 40% $48.00 20% $46.00 0% $44.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 25

DRAFT BERLIN Comparable Companies Analysis ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers Apollo Global Management, LLC APO $ 27.99 $ 1 1,321 77% 15% (11%) 9.6x 9.2x Ares Management Corporation ARES 22.85 5,057 93% 31% 9% 14.6x 12.1x Blackstone Group L.P. BX 32.94 39,591 81% 11% 3% 12.3x 10.0x Carlyle Group L.P. CG 1 7.54 5 ,962 69% 12% (19%) 8.8x 6.7x Hamilton Lane Inc. HLNE 4 5.96 2,305 84% 27% 27% 22.2x 21.3x KKR & Co. Inc. KKR 2 2.39 18,624 78% 15% 1% 12.5x 11.6x Oaktree Capital Group, LLC OAK 43.65 6 ,848 98% 11% 14% 12.8x 11.4x Och-Ziff Capital Management Group OZM 14.90 733 52% 46% (45%) 4.9x 3.3x High $ 4 1,135 98% 46% 27% 22.2x 21.3x Low $ 733 11% (45%) (45%) 3.3x 3.3x Mean $ 1 1,305 79% 21% (3%) 12.2x 10.7x Median $ 6,866 49% 12% 2% 11.5x 10.7x Canadian Asset Managers AGF Management Ltd. AGF $ 3 .79 $ 299 67% 5% (21%) 10.1x n/a CI Financial Corp. CIX 1 3.43 3,264 60% 5% (34%) 7.8x 7.3x Fiera Capital Corporation FSZ 8.80 866 87% 3% 4% 10.4x 8.9x Gluskin Sheff + Associates Inc. GS 7.96 249 57% 3% (17%) 10.2x 7.6x Guardian Capital Group Ltd. GCG 17.99 453 91% 10% (2%) 20.9x 19.4x IGM Financial Inc. IGM 2 4.65 5,939 79% 6% (12%) 10.6x 9.7x Sprott Inc. SII 2 .18 552 76% 19% (3%) 26.6x 24.4x High $ 5,939 91% 19% 4% 26.6x 24.4x Low $ 249 57% 3% (34%) 7.8x 7.3x Mean $ 1,660 74% 7% (12%) 13.8x 12.9x Median $ 552 76% 5% (12%) 10.4x 9.3x European Alternative Asset Managers 3i Group plc III $ 1 2.26 $ 11,933 88% 20% 6% 7.3x 7.0x Ashmore Group plc ASHM 5.18 3,691 84% 11% 5% 15.9x 14.2x Intermediate Capital Group plc ICP 1 3.00 3 ,776 79% 5% (2%) 12.0x 12.2x Man Group Plc EMG 1 .73 2,680 64% (3%) (19%) 10.8x 8.7x Partners Group AG PGHN 7 02.06 1 8,745 86% 19% 6% 22.9x 21.1x High $ 1 8,745 88% 20% 6% 22.9x 21.1x Low $ 2,680 64% (3%) (19%) 7.3x 7.0x Mean $ 8,165 80% 10% (1%) 13.8x 12.6x Median $ 3,776 84% 11% 5% 12.0x 12.2x BERLIN - Reported FFO $ 4 5.47 $ 4 5,343 98% 20% 15% 10.9x 9.3x BERLIN - Core FFO $ 45.47 $ 45,343 98% 20% 15% 15.3x 14.2x Notes: Market data as of 3/8/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns. Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. Source: FactSet, public filings, S&P Global Market Intelligence 26DRAFT BERLIN Comparable Companies Analysis ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers Apollo Global Management, LLC APO $ 27.99 $ 1 1,321 77% 15% (11%) 9.6x 9.2x Ares Management Corporation ARES 22.85 5,057 93% 31% 9% 14.6x 12.1x Blackstone Group L.P. BX 32.94 39,591 81% 11% 3% 12.3x 10.0x Carlyle Group L.P. CG 1 7.54 5 ,962 69% 12% (19%) 8.8x 6.7x Hamilton Lane Inc. HLNE 4 5.96 2,305 84% 27% 27% 22.2x 21.3x KKR & Co. Inc. KKR 2 2.39 18,624 78% 15% 1% 12.5x 11.6x Oaktree Capital Group, LLC OAK 43.65 6 ,848 98% 11% 14% 12.8x 11.4x Och-Ziff Capital Management Group OZM 14.90 733 52% 46% (45%) 4.9x 3.3x High $ 4 1,135 98% 46% 27% 22.2x 21.3x Low $ 733 11% (45%) (45%) 3.3x 3.3x Mean $ 1 1,305 79% 21% (3%) 12.2x 10.7x Median $ 6,866 49% 12% 2% 11.5x 10.7x Canadian Asset Managers AGF Management Ltd. AGF $ 3 .79 $ 299 67% 5% (21%) 10.1x n/a CI Financial Corp. CIX 1 3.43 3,264 60% 5% (34%) 7.8x 7.3x Fiera Capital Corporation FSZ 8.80 866 87% 3% 4% 10.4x 8.9x Gluskin Sheff + Associates Inc. GS 7.96 249 57% 3% (17%) 10.2x 7.6x Guardian Capital Group Ltd. GCG 17.99 453 91% 10% (2%) 20.9x 19.4x IGM Financial Inc. IGM 2 4.65 5,939 79% 6% (12%) 10.6x 9.7x Sprott Inc. SII 2 .18 552 76% 19% (3%) 26.6x 24.4x High $ 5,939 91% 19% 4% 26.6x 24.4x Low $ 249 57% 3% (34%) 7.8x 7.3x Mean $ 1,660 74% 7% (12%) 13.8x 12.9x Median $ 552 76% 5% (12%) 10.4x 9.3x European Alternative Asset Managers 3i Group plc III $ 1 2.26 $ 11,933 88% 20% 6% 7.3x 7.0x Ashmore Group plc ASHM 5.18 3,691 84% 11% 5% 15.9x 14.2x Intermediate Capital Group plc ICP 1 3.00 3 ,776 79% 5% (2%) 12.0x 12.2x Man Group Plc EMG 1 .73 2,680 64% (3%) (19%) 10.8x 8.7x Partners Group AG PGHN 7 02.06 1 8,745 86% 19% 6% 22.9x 21.1x High $ 1 8,745 88% 20% 6% 22.9x 21.1x Low $ 2,680 64% (3%) (19%) 7.3x 7.0x Mean $ 8,165 80% 10% (1%) 13.8x 12.6x Median $ 3,776 84% 11% 5% 12.0x 12.2x BERLIN - Reported FFO $ 4 5.47 $ 4 5,343 98% 20% 15% 10.9x 9.3x BERLIN - Core FFO $ 45.47 $ 45,343 98% 20% 15% 15.3x 14.2x Notes: Market data as of 3/8/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns. Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. Source: FactSet, public filings, S&P Global Market Intelligence 26

DRAFT BERLIN Sum of the Parts Analysis ($Millions, except per share data) 2019P Multiple Value Fee related earnings $ 1,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4 ,760.0 Sub-Total $ 1,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 3 4,216.4 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 50,827.2 Diluted shares (mm) (as of 12/31/18) 997 Value Per Share $ 5 0.97 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 47.76 $ 49.02 $ 50.29 $ 51.55 $ 52.81 6.5x $ 48.10 $ 49.37 $ 50.63 $ 51.89 $ 53.16 7.0x $ 48.44 $ 49.71 $ 50.97 $ 52.23 $ 53.50 7.5x $ 48.78 $ 50.05 $ 51.31 $ 52.57 $ 53.84 8.0x $ 49.13 $ 50.39 $ 51.65 $ 52.91 $ 54.18 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $23.6B based on unit prices as of 3/8/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B; plus accumulated carried interest as of 12/31/18 of $1.7B (less 25% risk discount) (2) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 27 Generated Carried Interest MultipleDRAFT BERLIN Sum of the Parts Analysis ($Millions, except per share data) 2019P Multiple Value Fee related earnings $ 1,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4 ,760.0 Sub-Total $ 1,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 3 4,216.4 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 50,827.2 Diluted shares (mm) (as of 12/31/18) 997 Value Per Share $ 5 0.97 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 47.76 $ 49.02 $ 50.29 $ 51.55 $ 52.81 6.5x $ 48.10 $ 49.37 $ 50.63 $ 51.89 $ 53.16 7.0x $ 48.44 $ 49.71 $ 50.97 $ 52.23 $ 53.50 7.5x $ 48.78 $ 50.05 $ 51.31 $ 52.57 $ 53.84 8.0x $ 49.13 $ 50.39 $ 51.65 $ 52.91 $ 54.18 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $23.6B based on unit prices as of 3/8/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B; plus accumulated carried interest as of 12/31/18 of $1.7B (less 25% risk discount) (2) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 27 Generated Carried Interest Multiple

DRAFT BERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 10.7% Plus: Size Premium 0.0% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 10.7% ($Millions, except per share data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings $ - $ 1 ,260 $ 1,440 $ 1,650 $ 1 ,930 $ 2,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1,890 $ 2 ,320 $ 3,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity PV of Unlevered Free Cash Flows $ 7 ,583 Terminal Multiple PV of Terminal Value 2 3,014 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,597 8.0% $ 5 4.69 $ 5 6.86 $ 59.04 $ 6 1.22 $ 63.40 (2) Invested Capital 3 2,917 9.0% $ 53.47 $ 5 5.54 $ 57.62 $ 59.70 $ 6 1.78 Enterprise Value $ 63,514 10.0% $ 5 2.31 $ 5 4.29 $ 56.28 $ 5 8.27 $ 6 0.25 Shares (mm) (as of 12/31/18) 997 11.0% $ 5 1.21 $ 53.11 $ 55.00 $ 5 6.90 $ 58.80 Enterprise Value Per Share $ 63.69 12.0% $ 50.16 $ 5 1.98 $ 5 3.79 $ 55.61 $ 5 7.42 (3) Net Debt (as of 12/31/18) (8.33) (1) Value Per Share $ 55.37 NPV Per Share Sensitivity Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $23.6B based on unit prices as of 3/8/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B (3) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 28 Discount RateDRAFT BERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 10.7% Plus: Size Premium 0.0% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 10.7% ($Millions, except per share data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings $ - $ 1 ,260 $ 1,440 $ 1,650 $ 1 ,930 $ 2,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1,890 $ 2 ,320 $ 3,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity PV of Unlevered Free Cash Flows $ 7 ,583 Terminal Multiple PV of Terminal Value 2 3,014 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,597 8.0% $ 5 4.69 $ 5 6.86 $ 59.04 $ 6 1.22 $ 63.40 (2) Invested Capital 3 2,917 9.0% $ 53.47 $ 5 5.54 $ 57.62 $ 59.70 $ 6 1.78 Enterprise Value $ 63,514 10.0% $ 5 2.31 $ 5 4.29 $ 56.28 $ 5 8.27 $ 6 0.25 Shares (mm) (as of 12/31/18) 997 11.0% $ 5 1.21 $ 53.11 $ 55.00 $ 5 6.90 $ 58.80 Enterprise Value Per Share $ 63.69 12.0% $ 50.16 $ 5 1.98 $ 5 3.79 $ 55.61 $ 5 7.42 (3) Net Debt (as of 12/31/18) (8.33) (1) Value Per Share $ 55.37 NPV Per Share Sensitivity Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $23.6B based on unit prices as of 3/8/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B (3) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 28 Discount Rate

BERLIN Discounted Cash Flow Analysis DRAFT Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates (1) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 8.0% $ 52.17 $ 55.61 $ 59.04 $ 62.48 $ 65.91 9.0% $ 51.04 $ 54.33 $ 57.62 $ 60.92 $ 64.21 10.0% $ 49.96 $ 53.12 $ 56.28 $ 59.44 $ 62.60 11.0% $ 48.94 $ 51.97 $ 55.00 $ 58.04 $ 61.07 12.0% $ 47.97 $ 50.88 $ 53.79 $ 56.70 $ 59.62 (2) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.15 $ 48.84 $ 51.52 $ 54.20 $ 56.89 11.0x $ 47.69 $ 50.57 $ 53.44 $ 56.32 $ 59.20 12.0x $ 49.23 $ 52.30 $ 55.37 $ 58.44 $ 61.50 13.0x $ 50.77 $ 54.03 $ 57.29 $ 60.55 $ 63.81 14.0x $ 52.31 $ 55.76 $ 59.21 $ 62.67 $ 66.12 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.7% 29 Terminal Discount Multiple RateBERLIN Discounted Cash Flow Analysis DRAFT Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates (1) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 8.0% $ 52.17 $ 55.61 $ 59.04 $ 62.48 $ 65.91 9.0% $ 51.04 $ 54.33 $ 57.62 $ 60.92 $ 64.21 10.0% $ 49.96 $ 53.12 $ 56.28 $ 59.44 $ 62.60 11.0% $ 48.94 $ 51.97 $ 55.00 $ 58.04 $ 61.07 12.0% $ 47.97 $ 50.88 $ 53.79 $ 56.70 $ 59.62 (2) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.15 $ 48.84 $ 51.52 $ 54.20 $ 56.89 11.0x $ 47.69 $ 50.57 $ 53.44 $ 56.32 $ 59.20 12.0x $ 49.23 $ 52.30 $ 55.37 $ 58.44 $ 61.50 13.0x $ 50.77 $ 54.03 $ 57.29 $ 60.55 $ 63.81 14.0x $ 52.31 $ 55.76 $ 59.21 $ 62.67 $ 66.12 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.7% 29 Terminal Discount Multiple Rate

BERLIN Liquidity Overview

DRAFT

Dollar Values in Thousands, Except per Unit/Share Amounts and Volume

Deal Assumptions:	
Deal Price	$49.00
OSLO Vested Class A Units (mm)	69.7
Consideration Paid in Cash	50.0%
Total Consideration Paid in Stock	$1,706,497

Last 5 Days Company	Current Market Value	Last 5 Days Average Daily Stock Volume	Average Daily Stock Price	Average Daily Market Value Traded	Deal Value / Average Daily Market Value	
OSLO - Stand Alone	$3,040,351	161,726	$43.65	$7,059	**242**	**Days to Trade Out of Position**
BERLIN - Stand Alone	$45,342,684	2,180,321	$45.68	$99,606	**17**	**Days to Trade Out of Position**
BERLIN - Pro Forma	$47,049,181 (1)			$106,665	**16**	**Days to Trade Out of Position**

Last 30 Days Company	Current Market Value	Last 30 Days Average Daily Stock Volume	Average Daily Stock Price	Average Daily Market Value Traded	Deal Value / Average Daily Market Value	
OSLO - Stand Alone	$3,040,351	192,269	$42.27	$8,128	**210**	**Days to Trade Out of Position**
BERLIN - Stand Alone	$45,342,684	2,216,876	$44.01	$97,564	**17**	**Days to Trade Out of Position**
BERLIN - Pro Forma	$47,049,181 (1)			$105,692	**16**	**Days to Trade Out of Position**

Last 90 Days Company	Current Market Value	Last 90 Days Average Daily Stock Volume	Average Daily Stock Price	Average Daily Market Value Traded	Deal Value / Average Daily Market Value	
OSLO - Stand Alone	$3,040,351	248,867	$41.27	$10,270	**166**	**Days to Trade Out of Position**
BERLIN - Stand Alone	$45,342,684	2,331,050	$42.18	$98,323	**17**	**Days to Trade Out of Position**
BERLIN - Pro Forma	$47,049,181 (1)			$108,594	**16**	**Days to Trade Out of Position**

Source: FactSet

Note: Market data as of 3/8/19; BERLIN stock volume reflects volume for both NYSE and TSX exchanges

(1) Total market value for the pro forma company reflects the sum of BERLIN's Stand Alone and the Deal Value to OSLO vested Class A units; the Average Daily Market Value Traded for the pro forma company is estimated to be the sum of the current values for each stand alone company

SANDLER O'NEILL + PARTNERS 30